Exhibit 99.09

VCC MORTGAGE SECURITIES, LLC ABS-15G

VCC 2026-1 Velocity Commercial Capital, LLC

           Opus Capital Markets Consultants, LLC

300 Tri-State International – Suite 320 | Lincolnshire, IL 60069 | www.opuscmc.com | 224.632.1300

Executive Narrative

January 27, 2026

Performed by

Opus Capital Markets Consultants, LLC

For

Velocity Commercial Capital, LLC

This report summarizes the results of a due diligence review performed on (478) loans provided by Velocity Commercial Capital, LLC (“Client” or “VCC”) who provided Opus Capital Markets Consultants, LLC (Consultant) with a data tape, from which 100% of the loan sample was chosen and loaded into the LauraMac underwriting software. Consultant performed a detailed credit review on the loans.

Opus conducted a review of the origination appraisal documentation for each loan and property not included in the Guideline Review. This encompassed Four Hundred Seventy-Eight (478) loans representing Five Hundred Twenty-One (521) properties.

For each loan and property, Opus reviewed the applicable appraisal to determine what the property condition was and if the appraiser indicated any damage or safety concerns at the time of the inspection.

Review	Below Average Property Grade	Properties with Visible Damage	Properties with Health or Safety Issues
Property Review	1	4	0

As detailed herein, the pool contains 115 small balance commercial loans and 363 Investor 1-4 Family. The loans were re-underwritten in accordance with the lender guidelines in terms of Exhibit A. The review was conducted between August 21, 2025 through January 20, 2026 via imaged files and provided by the Client (the “Review.”)

The Review totals for mortgage loans within the final securitization population, were as follows:

Property Type	Review Population	Pool Population	% Population Reviewed
Small Bal CRE	68	115	59.13%
Investor 1-4 Family	171	363	47.11%
Total	239	478	50.00%

The SBA loans below are a subset of the previous table.

Notes: All of the loans in the guideline review received a Non-Owner Occupancy review

Review	Property Type	Review Population	Pool Population	% Population Reviewed
Non-Owner Occupancy ("NOO")	Investor 1-4 Family (not included in Guideline Review	192	363	52.89%
Total NOO Review		192	363	52.89%

DBRS, Inc. (“DBRS”) and Kroll Bond Rating Agency, Inc. (“Kroll”) who are NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class.

The valuation review was split based on the underlying property type, either residential or commercial. All commercial mortgage loans were assigned an “A” NRSRO valuation grade. For this review, Opus did not order any secondary valuation products. However, the client requested a secondary valuation for 171 residential mortgage loans.

EXHIBIT A

Scope of Services:

Guideline Review

Opus will review the loan file for conformity of the items listed below to the underwriting guidelines that were provided to Opus by Client.

In the Guideline Review Population there is one (1) SBA mortgage loan. Opus conducted a review of the 1 SBA loan in accordance with the established guidelines. Our review process aligned with the same criteria used for the guidelines review.

Guideline Review: Opus will review each mortgage loan originated in accordance with guidelines provided by the Client to include if applicable:

Transaction type:

Borrower characteristics

Loan characteristics

DSCR (if applicable)

LTV/CLTV/HTLTV

Representative credit score,

Asset reserves

Property type

Property usage

Occupancy

Credit Application: For the Credit Application, Opus will review the application for: (i) was signed by all listed borrowers, (ii) was substantially filled out, and (iv) included the borrower’s employment history.

Credit Report: Opus’s review will include: the presence of a credit report for each borrower and that such borrower’s credit profile & representative credit score adhered to guidelines.

Borrower Experience: Opus will review documentation provide, such as REO Schedule or Track Record and compare to guideline requirements, as applicable.

Property Management Experience: Opus will review the property management questionnaire or other documentation to support the experience necessary per guidelines.

Business Entity Documents: Opus will review the Business Entity documentation provided as outlined and required per guidelines, which could include Articles of Incorporation, Articles of Organization, Operating Agreement, By-Laws, Certificate of Good Standing, Members Consent, or other documentation required by guidelines.

Rent and/or Lease: Opus will review the lease or other acceptable documentation to support the rental amount as outline in the guidelines.

Guarantor: Opus will review the guarantor as outlined in the guidelines

Asset Review: Opus will review the asset documentation provided in the loan files to the guideline requirements. Utilizing this documentation, Opus will complete a review of the reserve calculation.

Hazard/Flood Insurance/Taxes: Opus will review the insurance present on the mortgage loan. During this review, as applicable per guidelines.

Occupancy Review: Opus will review the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Business Purpose Affidavit: Opus will review for the present of affidavit confirming the property will be for commercial/investment purpose, including any cash out and they the subject property or any proceeds will not be for personal use.

Environment Report: Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.

Background or Fraud Report: Opus will review the background or fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Opus will condition the mortgage loan for the missing fraud report product.

Closing Document Review: Opus will review the closing documents are present, Borrower(s) names, Subject Property Address, Legal Description, Signed by Borrowers

Loan File Documentation

Each loan file submitted to Opus for review should contain all documents used to underwrite, review, and close the loan.  This would include but not limited to the following (*where applicable):

1008

1003 – Applications Initial

1003 – Application Final

AUS (DU/LP)

Loan Approvals

Underwriting worksheets

Income worksheets

Rate Lock

Change of Circumstances

Loan Estimates (LE)

Closing Disclosures (CD)

FACTA Disclosures

State Required Disclosures

Federal Required Disclosures

Signature tracking

Net Tangible Benefit Disclosure

Credit Report(s)

Fraud Report

OFAC Report (if not on credit)

Letter of Explanations

Borrower Identification

Business License*

Income Documentations

Asset Documentation

Appraisal(s)

Third Party Valuation (Desk Review/AVM/BPO/Field Review)

Purchase Contract

Environmental Reports

Non Owner Certification & Identification

Final CD/HUD1/Settlement Statement

Flood Insurance

Flood Certification

Mortgage Insurance

Right of Recession

Mortgage/Deed of Trust & Riders

Note & Addendums

Power of Attorney

Entity Documentation

Insurance

RE Tax Certification

Occupancy Affidavit

Business/Investment Purpose Affidavit

Title

Closing Protection Letter

HOA Information

Condo Documents

Guaranty Agreements*

Business P&L*

Business P&L*

Purchase Agreement*

Occupancy & Business Purpose LOI

Rent Roll *

Business Purpose Certification

Cash Out Letter

Verification of Mortgage/Rent

RE Taxes Information

Non-Owner Occupancy Review

Occupancy Review: Opus will review the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan. Additionally, Opus will complete the following:

Review the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership) or an Individual(s).

Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.

For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.

Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.

For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the handwritten Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Valuation Review

Opus’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property.

Opus’s review will include:

•	the appropriate form,
•	materially complete
•	the address matched the mortgage note,
•	in conformity with the guideline requirements for the property type in question,
•	completed by an appraiser that was actively licensed to perform the valuation,
•	completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA,
•	made and signed prior to the final approval of the mortgage loan application,
•	completed and dated within the guideline restrictions,
•	the current use of the property is legal or legal non-conforming (grandfathered)
•	Photos present for Subject property and comparables
•	the appraisal report does not include any apparent environmental problems
•	made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

FIRREA Title XI – Check for the presence of the appraiser’s license and review for the presence of any red flags that may pose a risk to the property or occupants

USPAP – Review the appraiser’s certification is present and executed within the original appraisal.

Valuation Waterfall

Loan originated with a full Appraisal will review to the following:

•	CU Score = < 2.5, no additional valuation required
•	To comply with Rating Agency criteria of inspection, photos and supporting valuation, Client may require an AVM and/or 2055 Drive By Appraisal. Client will provide written notification to Opus of any additional valuation products required.
•	CU Score . 2.5 or not applicable, desk review or like product to support Appraisal value within a 10% tolerance
•	If value is supported within 10% tolerance, nothing further is needed
•	If value is not supported within 10% tolerance, additional valuations products may be used to support the value, such as but not limited to: Field Review, BPO, Reconciliation, 2055 or 2nd Appraisal

Only at Clients request and at Client’s expense, Opus can order any requested products for a Third Party Vendor that is currently set up to accept business from Opus. Alternately, Client may cause a third party velation products to be independently obtains by Opus from Client’s third party provider. If products are provided directly from Client and Opus does not have independent access, this will be noted in the Narrative.

Client expressly understands and agrees that Opus makes no representation or warrant as to the value of the subject property. Opus is not acting as an Appraisal Management Company and therefore it does not opine on the actual value of the subject property. Opus is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Opus will not have any communication with or responsibility to any individual consumer concerning property valuation.

Property Condition Review

The purpose of the Property Condition Review is to assess the overall condition of the subject property and identify any material concerns or red flags. This review is conducted using valuation products provided by the Client, with a focus on the following key areas:

Property Condition Assessment

  The Consultant shall verify that the property is reported to be in average or better condition
  If the property is identified as being in below average or worse condition, a Finding shall be issued

Property Damage Evaluation

  The Consultant shall review the Appraiser’s comments and photos to determine if any significant damage is present
  A Finding shall be issued if the estimated cost to cure exceeds 5% of the loan amount, up to a maximum of $20,000, or as otherwise specified in the applicable guidelines

Health and Safety Review

  Key Safety Aspects

Structural Integrity:

      The home must be structurally sound, with no visible signs of major issues in the foundation, roof, or walls

Hazardous Materials:

  The property must be free of hazardous materials like asbestos and peeling lead-based paint, especially in older homes

Pest Infestations:

      Evidence of termites or other pest infestations

Electrical Systems:

  There should be no exposed electrical wires or loose wiring, and outlets must be properly installed

Consultant will identify potential safety hazards, including:

•	Broken windows or doors
•	Lack of handrails on stairs

•	Signs of significant water damage or mold

Properties with cited health and safety/damage/deferred maintenance outside of VCC’s guideline allowance can be graded with a property condition “B” if there is an escrow holdback listed on the Settlement Statement/CD that covers the cost to cure for repairs.

Data Comparison

Opus will perform a data compare review of data fields provided by the Client via loan tape mutually agreed upon by the Parties to the applicable source documents found in the actual file.  Opus will notate discrepancies in accordance with the tolerance levels provided by the Client.

# of Units	Interest Rate Initial Cap	Occupancy
Amortization Term	Interest Rate Initial Maximum	Original Interest Rate
Amortization Type	Interest Rate Initial Minimum	Original Loan Amount
Appraised Value	Interest Rate Life Cap	Original LTV
Borrower Full Name	Interest Rate Life Max	Original P&I
City	Interest Rate Life Min	Original Term
Contract Sales Price	Interest Rate Periodic Cap	Prepayment Penalty Period (months)
DCR UW VCC	Investment Property Type	Prepayment Terms
First Interest Rate Change Date	Lien Position	Purpose
First Payment Change Date	LTV Valuation Value	Refi Purpose
Index Type	Margin	Representative FICO
Interest Only	Maturity Date	State
Interest Rate Change Frequency	Mod	Street
Next Interest Rate Change Date	Note Date	Zip

Pool Details

Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there were five (5) obligors with multiple loans in the pool.

Tape Discrepancies

Data Element	Count	Accuracy
Amortization Term	2	99.35%
Total Loan Population	239

Loan Grading Definitions

Credit

S&P	Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	Value is within a 10% variance of third-party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not affect value or habitability
C	C	C	C	Any of the following items: Origination value and third-party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A	First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	First Level Review Value is greater than a 10% variance to the original appraisal, but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not affect value or habitability
C	Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Loan Review Findings

The following summarizes Consultant’s final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated January 26, 2026.

Overall Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	113	47.28%
B	119	49.79%
C	7	2.93%
D	0	0.00%

Credit Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	119	49.79%
B	120	50.21%
C	0	0.00%
D	0	0.00%

Property Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	230	96.23%
B	2	0.84%
C	7	2.93%
D	0	0.00%

GUIDELINE CREDIT REVIEW RESULTS

Of the two hundred thirty-nine (239) mortgage loans reviewed by Opus, one hundred twenty (120) were assigned a Credit grade of “B” and involved lender-issued guideline exceptions. Across these 120 loans, a total of two hundred nineteen (219) credit exceptions were granted.

Additionally, 49.79% of the mortgage loans reviewed received a Credit grade of “A”.

GUIDELINE VALUATION REVIEW RESULTS

Of the three hundred seven (239) mortgage loans reviewed by Opus, two (2) were assigned a Valuation grade of “B” and involved lender-issued guideline exceptions. Across these 2 loans, a total of one (1) valuation exceptions was granted.

Of the two hundred and thirty-nine (239) mortgage loans reviewed by Opus, seven (7) were assigned a Valuation grade of “C”.

Additionally, 96.23% of the mortgage loans reviewed received a Valuation grade of “A”.

Non-Owner Occupancy Review

Overall Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	192	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

Credit Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	192	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

N/O/O CREDIT REVIEW RESULTS

Of the one hundred ninety-two (192) mortgage loans reviewed by Opus, none (0) were assigned a property grade of “C”.

Additionally, 100.00% of the mortgage loans reviewed received a Credit grade of “A”.

Loans Reviewed (478)

718595	387635	165087	460770	374615	252197	802791	368357
522210	310951	467614	514045	759178	674470	436718	774965
644667	186700	290989	452219	678938	940966	564046	103023
398801	538217	509028	662349	153022	141990	687847	832044
111205	376032	145769	792269	956230	671437	106209	421951
529631	854469	714220	590620	358517	396566	989901	740640
563126	103376	417365	384025	401509	756649	685956	766018
633289	353579	443937	519526	895518	473145	506297	796674
637774	940427	927977	283026	236391	393168	110650	939291
297313	941987	880715	544786	565587	740596	789000	504604
761940	769498	532100	637406	921050	244093	734392	259388
798011	877717	224394	169987	808956	513146	842371	277032
161165	620346	709603	358844	745399	606014	941419	970802
556319	821739	235136	968086	435088	206831	146091	158530
602552	744801	306209	820166	523421	348309	712884	172445
728682	568163	802646	394968	107858	311207	565076	582313
455818	249903	111544	151248	410567	453240	759651	417003
182321	101130	409897	426374	101011	158148	719062	921370
655460	121823	942860	478972	535427	998477	951219	448863
396564	874840	100597	274944	281493	754684	673653	204638
762684	597456	416448	130741	517896	968691	231827	644396
332837	722128	902964	710397	988958	997476	581341	937069
446155	952153	692324	416161	590863	830007	725473	318289
556368	935414	307987	979638	163115	719525	261343	513668
447413	283297	178200	343179	910925	781647	422570	375716
627278	213042	440202	366554	660421	341826	354975	413041

794115	179931	287131	916010	562609	779422	480174	571765
427425	261514	128712	734492	616930	479280	753510	343233
973737	174850	930654	550031	107153	206639	841742	561264
547128	102214	385890	696515	843200	308031	643748	252399
930268	505333	238249	543341	926364	610036	165756	979896
608470	379890	245284	635244	421996	746986	435347	311418
497732	578318	355167	550957	175004	392227	984902	533668
722445	766351	864653	588913	140216	913657	125739	766944
449485	348513	502214	305072	284243	452831	839433	504072
711195	954959	837034	422181	569758	957425	407024	173510
468627	699875	181527	945584	826722	468063	667313	415702
452628	535691	982126	137655	489908	747256	468129	269448
620298	595174	963521	776122	553037	283191	797984	713808
268965	134964	149406	922914	961913	699622	437024	647623
543362	418463	385094	800220	877515	792893	485805	103546
147209	778929	942014	230550	688709	166794	537828	151356
991613	792915	669351	272164	440729	177554	834558	319683
501208	371038	849802	459556	312450	736421	430525	583399
752859	134562	937079	303149	832111	519131	616901	580418
894499	834547	238587	763834	881295	371070	813781	180452
363288	886105	768052	301405	316088	597290	893394	450032
877027	132956	340090	172978	104529	398458	249717	204411
313102	345117	632098	735962	268049	333663	229348	146874
182621	936493	871525	398654	426727	267925	362015	582314
425539	341123	457587	387819	796926	914536	804213	118354
383706	870981	190618	660982	800190	773929	774545	535445
386718	687869	520443	258286	722705	352890	213425	218694
412119	573513	422987	872842	641823	878370	406743	645984
617174	527358	805499	349743	477133	998887	644717	223053
286901	598145	672837	998579	974288	226633	652666	180362
940906	783001	116424	925462	708771	308316	575137	787562
169784	871198	837452	387450	634126	370675	346776	534142
481527	767211	577412	397463	656168	879811	906165
235900	784942	216189	155590	368213	759457	996728

If you have any questions, please contact Uriah Clavier at Uriah.Clavier@opuscmc.com.